EXHIBIT 99.2

Financial Highlights

UDR, Inc.

As of End of Fourth Quarter 2013 (1)

(Unaudited)

	Actual Results	Actual Results	Guidance as of December 31, 2013
Dollars in thousands, except per share	4Q 2013	Full-Year 2013	1Q 2014	Full-Year 2014
Per Share Metrics
FFO per common share, diluted	$0.36	$1.44	$0.34 to $0.36	$1.47 to $1.53
FFO as Adjusted per common share, diluted	$0.35	$1.39	$0.33 to $0.35	$1.47 to $1.53
Adjusted Funds from Operations (“AFFO”) per common share, diluted	$0.30	$1.23	$0.30 to $0.32	$1.30 to $1.36
Weighted average diluted shares/units (M)	263.9	263.9	264.0	265.7
Dividend per share	$0.235	$0.940	—	$1.04 (2)
Same-Store Operating Metrics
Revenue growth	4.5%	4.9%	—	3.50% to 4.25%
Expense growth	2.4%	2.6%	—	2.75% to 3.25%
NOI growth	5.4%	6.0%	—	3.75% to 5.00%
Physical occupancy	96.2%	96.0%	—	96.0%

	Homes	Communities	% of Total NOI
Property Metrics
Same-Store	37,081	134	77.9%
Stabilized, Non-Mature	1,346	3	5.4%
Redevelopment	1,670	2	5.1%
Development, completed (refer to Attachment 9)	1,153	2	0.6%
Non-Residential / Other	N/A	N/A	0.6%
Joint Venture (includes completed JV developments) (3)	9,909	37	10.4%

Sub-total, completed homes	51,159	178	100%

Under Development	1,343	6	—
Joint Venture Development	447	1	—

Total expected homes	52,949	185	100%

Balance Sheet Metrics (adjusted for non-recurring items)

	4Q 2013		4Q 2012
Interest Coverage Ratio	3.16	x	3.06	x
Fixed Charge Coverage Ratio	3.09	x	2.99	x
Leverage Ratio	39.2%		38.8%
Net Debt-to-EBITDA	7.0	x	7.0	x

Market Capitalization

	4Q 2013	% of Total
Total debt	$3,523,703	36.4%
Common stock equivalents (4)	6,161,358	63.6%

Total market capitalization	$9,685,061	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	Annualized for 2014.
(3)	Joint venture NOI is based on UDR’s pro rata share. Homes and communities at 100%.
(4)	Based on a common share price of $23.35 at December 31, 2013.

Attachment 1

UDR, Inc.

Consolidated Statements of Operations (1)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
In thousands, except per share amounts	2013	2012	2013	2012
REVENUES:
Rental income (2)	$190,321	$180,149	$746,484	$704,701
Joint venture management and other fees	3,095	2,885	12,442	11,911

Total revenues	193,416	183,034	758,926	716,612

OPERATING EXPENSES:
Property operating and maintenance	36,660	34,928	144,319	139,784
Real estate taxes and insurance	23,477	21,810	93,765	86,154
Property management	5,233	4,954	20,528	19,378
Other operating expenses	1,925	1,457	7,136	5,718
Real estate depreciation and amortization	88,301	82,917	339,532	341,926
Acquisition costs	—	528	—	2,336
General and administrative	11,532	10,125	42,238	41,456
Hurricane-related (recoveries)/charges, net	—	8,495	(12,253)	8,495
Other depreciation and amortization	3,281	1,092	6,741	4,105

Total operating expenses	170,409	166,306	642,006	649,352

Operating income	23,007	16,728	116,920	67,260
Income/(loss) from unconsolidated entities (3)	5,666	(2,757)	(415)	(8,579)
Interest expense	(33,360)	(30,660)	(125,905)	(139,069)
Other debt (charges)/benefits, net (4)	—	—	(178)	277

Total interest expense	(33,360)	(30,660)	(126,083)	(138,792)
Interest and other income/(expense), net	1,328	1,089	4,619	3,524

Income/(loss) before income taxes and discontinued operations	(3,359)	(15,600)	(4,959)	(76,587)
Tax benefit/(provision), net (3)	(15)	2,974	7,299	8,752
Tax valuation allowance for RE3 (5)	—	(1,346)	—	21,530

Income/(loss) from continuing operations	(3,374)	(13,972)	2,340	(46,305)
Income/(loss) from discontinued operations, net of tax	41,376	1,017	43,942	266,608

Net income/(loss)	38,002	(12,955)	46,282	220,303
Net (income)/loss attributable to redeemable noncontrolling interests in the OP	(1,332)	658	(1,530)	(7,986)
Net (income)/loss attributable to noncontrolling interests	30	(3)	60	(140)

Net income/(loss) attributable to UDR, Inc.	36,700	(12,300)	44,812	212,177
Distributions to preferred stockholders—Series E (Convertible)	(931)	(931)	(3,724)	(3,724)
Distributions to preferred stockholders—Series G	—	—	—	(2,286)
Premium on preferred stock redemptions, net	—	—	—	(2,791)

Net income/(loss) attributable to common stockholders	$35,769	$(13,231)	$41,088	$203,376

Income/(loss) per weighted average common share—basic:
Income/(loss) from continuing operations attributable to common stockholders	$(0.02)	$(0.06)	$(0.01)	$(0.22)
Income/(loss) from discontinued operations attributable to common stockholders	$0.16	$0.00	$0.17	$1.07
Net income/(loss) attributable to common stockholders	$0.14	$(0.05)	$0.16	$0.85
Income/(loss) per weighted average common share—diluted:
Income/(loss) from continuing operations attributable to common stockholders	$(0.02)	$(0.06)	$(0.01)	$(0.22)
Income/(loss) from discontinued operations attributable to common stockholders	$0.16	$0.00	$0.17	$1.07
Net income/(loss) attributable to common stockholders	$0.14	$(0.05)	$0.16	$0.85
Common distributions declared per share	$0.235	$0.220	$0.940	$0.880
Weighted average number of common shares outstanding—basic	249,987	249,809	249,969	238,851
Weighted average number of common shares outstanding—diluted	249,987	249,809	249,969	238,851

(1)	See Attachment 16 for definitions and other terms.
(2)	The twelve months ended December 31, 2013 is impacted by $3.4 million of lost rent due to business interruption related to Hurricane Sandy.
(3)	During 4Q 2013, the Company sold its interest in the Lodge at Stoughton community and recognized a gross GAAP gain of $8.3 million, which was recorded as Income/(loss) from unconsolidated entities, and related tax expense of $3.0 million, which was recorded as tax benefit/(provision), net.
(4)	Includes prepayment penalties, write-off of deferred financing costs and unamortized discounts/premiums on early debt extinguishment.
(5)	The net tax benefit from the one-time reversal of a valuation allowance from the Company’s taxable REIT subsidiary (“TRS”).

Attachment 2

UDR, Inc.

Funds From Operations (1)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
In thousands, except per share amounts	2013	2012	2013	2012
Net income/(loss) attributable to UDR, Inc.	$36,700	$(12,300)	$44,812	$212,177
Distributions to preferred stockholders	(931)	(931)	(3,724)	(6,010)
Real estate depreciation and amortization, including discontinued operations	88,651	83,456	341,490	350,400
Noncontrolling interests	1,302	(655)	1,470	8,126
Real estate depreciation and amortization on unconsolidated joint ventures (2)	7,718	9,897	33,180	32,531
Net (gain)/loss on the sale of depreciable property in discontinued operations, excluding TRS	(40,450)	(156)	(40,450)	(243,805)
Premium on preferred stock redemptions, net	—	—	—	(2,791)

Funds from operations (“FFO”)—basic	$92,990	$79,311	$376,778	$350,628

Distributions to preferred stockholders—Series E (Convertible)	931	931	3,724	3,724

FFO, diluted (3)	$93,921	$80,242	$380,502	$354,352

FFO per common share, basic	$0.36	$0.31	$1.45	$1.41

FFO per common share, diluted	$0.36	$0.30	$1.44	$1.40

Weighted average number of common shares and OP Units outstanding—basic	259,310	259,211	259,306	248,262

Weighted average number of common shares, OP Units, and common stock equivalents outstanding—diluted	263,908	263,529	263,926	252,659

Impact of adjustments to FFO:
Acquisition-related costs (including joint ventures)	$—	$550	$—	$2,762
Joint venture financing and acquisition fees	—	—	(254)	—
Costs/(benefit) associated with debt extinguishment and tender offer	—	—	178	(277)
Redemption of preferred stock	—	—	—	2,791
Gain on sale of TRS property/marketable securities (3)	(2,651)	—	(2,651)	(7,749)
Severance costs and other restructuring expense	—	484	—	733
Reversal of deferred tax valuation allowance (4)	—	1,346	—	(21,530)
Hurricane-related (recoveries)/charges, net (5)	—	9,262	(9,665)	9,262

	$(2,651)	$11,642	$(12,392)	$(14,008)

FFO as Adjusted, diluted (3)	$91,270	$91,884	$368,110	$340,344

FFO as Adjusted per common share, diluted	$0.35	$0.35	$1.39	$1.35

Recurring capital expenditures	(11,732)	(9,389)	(42,707)	(42,249)

AFFO	$79,538	$82,495	$325,403	$298,095

AFFO per common share, diluted	$0.30	$0.31	$1.23	$1.18

(1)	See Attachment 16 for definitions and other terms.
(2)	Real estate depreciation on unconsolidated joint ventures excludes the portion of the GAAP gain (discussed in Note 3 of Attachment 1) related to depreciation, net of tax, in order to accurately reflect the FFO gain of the transaction.
(3)	$2.7 million of the net gain on the sale of our interest in the unconsolidated joint venture (discussed in Note 3 of Attachment 1) is included in FFO and excluded from FFO as Adjusted as it was a gain on a development asset, which is incidental to our main business. The $2.7 million FFO gain represents the net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.
(4)	During 2012, the tax benefit related to the reversal of a deferred tax valuation allowance was excluded from FFO and FFO as Adjusted. In order to be consistent with the FFO definition per NAREIT, we have modified our presentation to leave this benefit in 2012 FFO, and removed this benefit when computing FFO as Adjusted. As a result, 2012 YTD diluted FFO increased by $0.09 per share, and 2012 YTD FFO as Adjusted was unchanged.
(5)	Adjustment primarily represents the portion of Hurricane Sandy insurance recoveries in 2013 that relate to the $9.3 million in charges added back to FFO as Adjusted in 4Q 2012. The $2.6 million difference between the $12.3 million hurricane-related recoveries reflected on the Consolidated Statements of Operations for the twelve months ended December 31, 2013 and the $9.7 million adjustment above represents the amount of 2013 business interruption recoveries during 2013. The business interruption insurance recoveries for the twelve months ended December 31, 2013 are offset by lost rental revenues from the business interruption in 2013.

Attachment 3

UDR, Inc.

Consolidated Balance Sheets

	December 31,	December 31,
In thousands, except share and per share amounts	2013	2012
	(unaudited)	(unaudited)
ASSETS
Real estate owned:
Real estate held for investment	$7,723,844	$7,475,771
Less: accumulated depreciation	(2,200,815)	(1,884,039)

Real estate held for investment, net	5,523,029	5,591,732
Real estate under development (net of accumulated depreciation of $1,411 and $1,253)	466,002	489,795
Real estate sold or held for disposition (net of accumulated depreciation of $6,568 and $39,390)	10,152	49,619

Total real estate owned, net of accumulated depreciation	5,999,183	6,131,146
Cash and cash equivalents	30,249	12,115
Restricted cash	22,796	23,561
Deferred financing costs, net	26,924	24,990
Notes receivable, net	83,033	64,006
Investment in and advances to unconsolidated joint ventures, net	507,655	477,631
Other assets	137,882	125,654

Total assets	$6,807,722	$6,859,103

LIABILITIES AND EQUITY
Liabilities:
Secured debt	$1,442,077	$1,430,135
Unsecured debt	2,081,626	1,979,198
Real estate taxes payable	13,847	14,076
Accrued interest payable	32,279	30,937
Security deposits and prepaid rent	27,203	25,025
Distributions payable	61,907	57,915
Accounts payable, accrued expenses, and other liabilities	118,682	104,567

Total liabilities	3,777,621	3,641,853
Redeemable noncontrolling interests in the operating partnership	217,597	223,418
Equity:
Preferred stock, no par value; 50,000,000 shares authorized 2,803,812 shares of 8.00% Series E Cumulative Convertible issued and outstanding (2,803,812 shares at December 31, 2012)	46,571	46,571
Common stock, $0.01 par value; 350,000,000 shares authorized 250,749,665 shares issued and outstanding (250,139,408 shares at December 31, 2012)	2,507	2,501
Additional paid-in capital	4,109,765	4,098,882
Distributions in excess of net income	(1,342,070)	(1,143,781)
Accumulated other comprehensive income/(loss), net	(5,125)	(11,257)

Total stockholders’ equity	2,811,648	2,992,916
Noncontrolling interests	856	916

Total equity	2,812,504	2,993,832

Total liabilities and equity	$6,807,722	$6,859,103

Attachment 4(A)

UDR, Inc.

Selected Financial Information (1)

(Unaudited)

	4Q 2013 Weighted	December 31,
Common Stock and Equivalents	Average	2013
Common shares	249,987,307	249,990,920
Stock options and restricted stock	1,562,807	1,524,336
Operating partnership units	7,570,783	7,567,252
Preferred operating partnership units	1,751,671	1,751,671
Convertible preferred Series E stock (2)	3,035,548	3,035,548

Total common stock and equivalents	263,908,116	263,869,727

Market Capitalization, In thousands	Balance	% of Total
Total debt	$3,523,703	36.4%
Common stock and equivalents at $23.35 at December 31, 2013	6,161,358	63.6%

Total market capitalization	$9,685,061	100.0%

				Gross	% of
	Number of	4Q 2013 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value
Unencumbered assets	27,652	$90,867	69.1%	$5,893,965	71.8%
Encumbered assets	13,598	40,561	30.9%	2,314,012	28.2%

	41,250	$131,428	100.0%	$8,207,977	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	At December 31, 2013, a total of 2,803,812 shares of the Series E were outstanding, which is equivalent to 3,035,548 shares of common stock if converted (after adjusting for the 2008 Special Dividend).

Attachment 4(B)

UDR, Inc.

Selected Financial Information

(Unaudited)

					Weighted	Weighted
					Average	Average Years
Debt Structure, In thousands		Balance		% of Total	Interest Rate	to Maturity
Secured	Fixed	$1,072,373	(1)	30.4%	5.2%	4.0
	Floating	369,704	(2)	10.5%	1.5%	6.5

	Combined	1,442,077		40.9%	4.2%	4.6
Unsecured	Fixed	2,046,626	(3)	58.1%	4.4%	4.2
	Floating	35,000		1.0%	1.4%	4.4

	Combined	2,081,626		59.1%	4.4%	4.2
Total Debt	Fixed	3,118,999		88.5%	4.7%	4.2
	Floating	404,704		11.5%	1.5%	6.3

	Combined	$3,523,703		100.0%	4.3%	4.4

Debt Maturities, In thousands

			Unsecured	Revolving			Percentage	Weighted Average
	Secured Debt		Debt	Credit Facility		Balance	of Total	Interest Rate
2014	$35,393	(4)	$312,480	$—		$347,873	9.9%	5.3%
2015	196,376	(5)	325,041	—		521,417	14.8%	5.5%
2016	196,094	(6)	83,260	—		279,354	7.9%	4.4%
2017	254,554		—	—	(7)	254,554	7.2%	4.4%
2018	224,787		648,107	—		872,894	24.8%	3.5%
2019	321,464		—	—		321,464	9.1%	4.4%
2020	90,000		299,946	—		389,946	11.1%	3.8%
2021	—		—	—		—	—	—
2022	—		397,118	—		397,118	11.3%	4.7%
2023	96,409		30	—		96,439	2.7%	2.1%
Thereafter	27,000		15,644	—		42,644	1.2%	3.7%

	$1,442,077		$2,081,626	$—		$3,523,703	100.0%	4.3%

Debt Maturities With Extensions, In thousands

		Unsecured	Revolving			Percentage	Weighted Average
	Secured Debt	Debt	Credit Facility		Balance	of Total	Interest Rate
2014	$—	$312,480	$—		$312,480	8.9%	5.3%
2015	35,393	325,041	—		360,434	10.2%	5.3%
2016	322,143	83,260	—		405,403	11.5%	4.8%
2017	324,881	—	—		324,881	9.2%	4.7%
2018	224,787	648,107	—	(7)	872,894	24.8%	3.5%
2019	321,464	—	—		321,464	9.1%	4.4%
2020	90,000	299,946	—		389,946	11.1%	3.8%
2021	—	—	—		—	—	—
2022	—	397,118	—		397,118	11.3%	4.7%
2023	96,409	30	—		96,439	2.7%	2.1%
Thereafter	27,000	15,644	—		42,644	1.2%	3.7%

	$1,442,077	$2,081,626	$—		$3,523,703	100.0%	4.3%

(1)	Includes $104.8 million of floating rate debt that has been fixed using interest rate swaps at a weighted average rate of 3.8%.
(2)	Includes $184.7 million of debt with a weighted average interest cap of 6.1%.
(3)	Includes $315.0 million of floating rate debt that has been fixed using interest rate swaps at a weighted average rate of 2.7%.
(4)	Includes $35.4 million of permanent financing with a one year extension at UDR’s option.
(5)	Includes $196.4 million of permanent financing with a one year extension at UDR’s option.
(6)	Includes $70.3 million of permanent financing with a one year extension at UDR’s option.
(7)	There are no borrowings outstanding on our $900 million line of credit at December 31, 2013. The facility has a maturity date of December 2017, plus a six-month extension option and contains an accordion feature that allows UDR to increase the facility up to $1.45 billion assuming lender participation. The credit facility carries an interest rate equal to LIBOR plus a spread of 110 basis points and a facility fee of 20 basis points.

Attachment 4(C)

UDR, Inc.

Selected Financial Information (1)

(Unaudited)

	Quarter Ended
Coverage Ratios	December 31, 2013
Net income/(loss) attributable to UDR, Inc.	$36,700
Adjustments (includes continuing and discontinued operations):
Interest expense	33,360
Real estate depreciation and amortization	88,651
Real estate depreciation and amortization on unconsolidated joint ventures	10,347
Other depreciation and amortization	3,281
Noncontrolling interests	1,302
Income tax expense/(benefit)	15

EBITDA	$173,656

Gain on sale of interest in unconsolidated joint venture	(8,331)
Net gain on the sale and impairments of depreciable property	(40,450)

EBITDA—adjusted for non-recurring items	$124,875

Annualized EBITDA—adjusted for non-recurring items	$499,500

Interest expense	$33,360
Capitalized interest expense	6,173

Total interest	$39,533
Preferred dividends	$931
Total debt	$3,523,703
Cash	30,249

Net debt	$3,493,454

Interest Coverage Ratio	4.39	x

Fixed Charge Coverage Ratio	4.29	x

Interest Coverage Ratio—adjusted for non-recurring items	3.16	x

Fixed Charge Coverage Ratio—adjusted for non-recurring items	3.09	x

Net Debt-to-EBITDA, adjusted for non-recurring items	7.0	x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)	Required	Actual	Compliance
Maximum Leverage Ratio	≤60.0%	40.6%	Yes
Minimum Fixed Charge Coverage Ratio	≥1.5	2.7	Yes
Maximum Secured Debt Ratio	≤40.0%	20.2%	Yes
Minimum Unencumbered Pool Leverage Ratio	≥150.0%	309.5%	Yes

Senior Unsecured Note Covenants (3)	Required	Actual	Compliance
Debt as a percentage of Total Assets	≤60.0%	39.2%	Yes
Consolidated Income Available for Debt Service to Annual Service Charge	≥1.5	3.1	Yes
Secured Debt as a percentage of Total Assets	≤40.0%	16.0%	Yes
Total Unencumbered Assets to Unsecured Debt	≥150.0%	315.6%	Yes

Securities Ratings	Debt	Preferred	Outlook
Moody’s Investors Service	Baa2	Baa3	Positive
Standard & Poor’s	BBB	BB+	Stable

(1)	See Attachment 16 for definitions and other terms.
(2)	As defined in our Credit Agreement dated October 25, 2011 as amended June 6, 2013.
(3)	As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

UDR, Inc.

Operating Information (1)

(Unaudited)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Revenues
Same-Store Communities	37,081	$161,462	$160,728	$158,751	$155,564	$154,496
Stabilized, Non-Mature Communities	1,346	10,549	10,491	9,562	8,160	7,469
Acquired Communities	—	—	—	—	—	—
Redevelopment Communities	1,670	12,362	11,705	10,652	10,379	11,015
Development Communities	1,153	2,550	1,232	115	2	(2)
Non-Residential / Other (2)(3)	—	3,398	3,761	7,205	7,856	7,171

Total	41,250	$190,321	$187,917	$186,285	$181,961	$180,149

Expenses
Same-Store Communities		$48,418	$50,855	$48,669	$48,585	$47,276
Stabilized, Non-Mature Communities		2,652	2,584	2,678	2,515	2,079
Acquired Communities		—	—	—	—	—
Redevelopment Communities		4,921	4,594	4,512	4,319	4,339
Development Communities		1,689	675	276	82	77
Non-Residential / Other (2)(3)		2,457	2,057	2,934	2,612	2,967

Total		$60,137	$60,765	$59,069	$58,113	$56,738

Net Operating Income
Same-Store Communities		$113,044	$109,873	$110,082	$106,979	$107,220
Stabilized, Non-Mature Communities		7,897	7,907	6,884	5,645	5,390
Acquired Communities		—	—	—	—	—
Redevelopment Communities		7,441	7,111	6,140	6,060	6,676
Development Communities		861	557	(161)	(80)	(79)
Non-Residential / Other (2)(3)		941	1,704	4,271	5,244	4,204

Total		$130,184	$127,152	$127,216	$123,848	$123,411

Operating Margin
Same-Store Communities		70.0%	68.4%	69.3%	68.8%	69.4%

Average Physical Occupancy
Same-Store Communities		96.2%	96.2%	96.2%	95.7%	95.9%
Stabilized, Non-Mature Communities		94.6%	95.1%	89.7%	81.6%	88.7%
Acquired Communities		—	—	—	—	—
Redevelopment Communities		79.4%	78.8%	82.3%	82.7%	84.7%
Development Communities		46.1%	44.5%	15.0%	—	—
Other (2)		—	95.6%	92.4%	92.2%	93.3%

Total		94.1%	94.9%	95.0%	94.6%	95.1%

Return on Invested Capital
Same-Store Communities		7.4%	7.3%	7.3%	7.2%	7.0%

Sold and Held For Disposition Communities
Revenues		$2,021	$2,462	$2,328	$2,340	$2,296
Expenses		777	971	891	872	826

Net Operating Income		$1,244	$1,491	$1,437	$1,468	$1,470

(1)	See Attachment 16 for definitions and other terms.
(2)	Includes operating results of the assets that were contributed to the Vitruvian Park® partnerships in June 2013.
(3)	Primarily non-residential revenue and expense, straight-line adjustment for concessions and the Vitruvian Park® operations as noted in footnote 2 above.

Attachment 6

UDR, Inc.

Same-Store Operating Expense Information

(Dollars in Thousands)

(Unaudited)

	% of 4Q 2013
	SS Operating
Year-Over-Year Comparison	Expenses	4Q 2013	4Q 2012	% Change
Real estate taxes	31.7%	$15,350	$15,395	-0.3%
Personnel	24.7%	11,944	11,373	5.0%
Utilities	16.2%	7,832	7,811	0.3%
Repair and maintenance	15.3%	7,423	7,229	2.7%
Administrative and marketing	7.2%	3,485	3,275	6.4%
Insurance	4.9%	2,384	2,193	8.7%

Same-Store operating expenses	100.0%	$48,418	$47,276	2.4%

Same-Store Homes	37,081

	% of 4Q 2013
	SS Operating
Sequential Comparison	Expenses	4Q 2013	3Q 2013	% Change
Real estate taxes	31.7%	$15,350	$16,973	-9.6%
Personnel	24.7%	11,944	12,275	-2.7%
Utilities	16.2%	7,832	8,176	-4.2%
Repair and maintenance	15.3%	7,423	7,854	-5.5%
Administrative and marketing	7.2%	3,485	3,269	6.6%
Insurance	4.9%	2,384	2,308	3.3%

Same-Store operating expenses	100.0%	$48,418	$50,855	-4.8%

Same-Store Homes	37,081

	% of YTD 2013
	SS Operating
Year-to-Date Comparison	Expenses	YTD 2013	YTD 2012	% Change
Real estate taxes	33.2%	$62,879	$58,951	6.7%
Personnel	24.5%	46,447	44,412	4.6%
Utilities	16.1%	30,373	30,102	0.9%
Repair and maintenance	15.2%	28,750	30,010	-4.2%
Administrative and marketing	6.5%	12,253	12,529	-2.2%
Insurance	4.5%	8,522	8,389	1.6%

Same-Store operating expenses	100.0%	$189,224	$184,393	2.6%

Same-Store Homes	35,790

Attachment 7(A)

UDR, Inc.

Apartment Home Breakout (1)

Portfolio Overview as of Quarter Ended

December 31, 2013

(Unaudited)

					Unconsolidated
	Total	Non-Mature Homes		Total	Joint Venture	Total
	Same-Store Homes	Stabilized (2)	Non- Stabil. / Other (3)	Consolidated Homes	Operating Homes (4)	Homes (incl. JV) (4)
West Region
Orange County, CA	3,290	—	1,591	4,881	—	4,881
San Francisco, CA	2,436	—	98	2,534	—	2,534
Seattle, WA	2,165	—	—	2,165	555	2,720
Los Angeles, CA	919	583	—	1,502	269	1,771
Monterey Peninsula, CA	1,565	—	—	1,565	—	1,565
Inland Empire, CA	654	—	—	654	—	654
San Diego, CA	366	—	264	630	307	937
Portland, OR	716	—	—	716	—	716
	12,111	583	1,953	14,647	1,131	15,778
Mid-Atlantic Region
Metropolitan DC	4,313	255	164	4,732	874	5,606
Baltimore, MD	2,301	—	—	2,301	379	2,680
Richmond, VA	1,358	—	—	1,358	—	1,358
Norfolk, VA	1,438	—		1,438	—	1,438
Other Mid-Atlantic	168	—	—	168	—	168
	9,578	255	164	9,997	1,253	11,250
Southeast Region
Tampa, FL	3,452	—	—	3,452	—	3,452
Orlando, FL	3,167	—	—	3,167	—	3,167
Nashville, TN	2,260	—	—	2,260	—	2,260
Other Florida	636	—	—	636	—	636
	9,515	—	—	9,515	—	9,515
Northeast Region
New York, NY	700	508	706	1,914	710	2,624
Boston, MA	1,179	—	—	1,179	1,302	2,481
Philadelphia, PA	—	—	—	—	290	290
	1,879	508	706	3,093	2,302	5,395
Southwest Region
Dallas, TX	2,725	—	—	2,725	3,557	6,282
Austin, TX	1,273	—	—	1,273	259	1,532
Other Southwest	—	—	—	—	1,407	1,407
	3,998	—	—	3,998	5,223	9,221

Totals	37,081	1,346	2,823	41,250	9,909	51,159

Communities (5)	134	3	4	141	37	178

Total Homes (incl. joint ventures) (4)			51,159
Homes in Development, Excluding Completed Homes (6)
Current Pipeline Wholly-Owned			1,343
Current Pipeline Joint Venture (7)			447

Total expected homes (including development)			52,949

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature category on Attachment 5.
(3)	Represents homes included in Acquired, Development, Redevelopment and Non-Residential/Other categories on Attachment 5. Excludes development communities not yet completed.
(4)	Represents joint venture homes at 100 percent. See Attachment 12 for UDR’s joint venture and partnership ownership interests.
(5)	27 Seventy Five Mesa Verde was formerly known as Pine Brook Village I & II and Villa Venetia. Communities were combined in 1Q 2013.
(6)	See Attachment 9 for detail of our development communities.
(7)	Represents joint venture homes at 100 percent. See Attachment 9 for UDR’s development joint venture and partnership ownership interests.

Attachment 7(B)

UDR, Inc.

Non-Mature Home Summary (1)

Portfolio Overview as of Quarter Ended

December 31, 2013

(Unaudited)

Non-Mature Home Breakout—By Region (includes development homes that have been completed)

Community	Category	# of Homes	Same-Store Date (8)
West Region
Orange County, CA
27 Seventy Five Mesa Verde (2)	Redevelopment	964	3Q15
The Residences at Bella Terra (3)	Development	467	TBD
Los Alisos (4)	Development	160	TBD
Los Angeles, CA
The Westerly on Lincoln	Stabilized, Non-Mature	583	3Q14
San Francisco, CA
Channel @ Mission Bay (5)	Development	98	TBD
San Diego, CA
13th & Market (6)	Development	264	TBD
Mid-Atlantic Region
Metropolitan D.C.
Capitol View on 14th	Stabilized, Non-Mature	255	1Q15
Domain College Park (6)	Development	164	TBD
Northeast Region
New York, NY
95 Wall (7)	Stabilized, Non-Mature	508	2Q14
Rivergate	Redevelopment	706	4Q15

Total		4,169

Non-Mature Home Breakout—By Date (quarter indicates date of Same-Store inclusion)

		# of
Date & Community	Category	Homes
2Q14
95 Wall (7)	Stabilized, Non-Mature	508
3Q14
The Westerly on Lincoln	Stabilized, Non-Mature	583
1Q15
Capitol View on 14th	Stabilized, Non-Mature	255
3Q15
27 Seventy Five Mesa Verde (2)	Redevelopment	964
4Q15
Rivergate	Redevelopment	706
Non-Stabilized Developments
The Residences at Bella Terra (3)	Development	467
Los Alisos (4)	Development	160
Channel @ Mission Bay (5)	Development	98
13th & Market (6)	Development	264
Domain College Park (6)	Development	164

Total		4,169

Non-Mature Home Sequential Change For the Most Recent Quarter

	Category		# of Homes
Community	From	To	in 4Q 2013
Capitol View on 14th	Development	Stabilized, Non-Mature	—
13th & Market (6)	Development JV	Development	264
Domain College Park (6)	Development JV	Development	164
The Residences at Bella Terra (3)	Development	Development	83
Los Alisos (4)	Development	Development	135
Channel @ Mission Bay (5)	Development	Development	98

Net Change			744

Number of Non-Mature Homes

	12/31/13	9/30/13	Change
Stabilized, Non-Mature	1,346	1,091	255
Redevelopment	1,670	1,670	—
Development	1,153	664	489

Total Non-Mature	4,169	3,425	744

(1)	See Attachment 16 for definitions and other terms.
(2)	27 Seventy Five Mesa Verde was formerly known as Pine Brook Village I & II and Villa Venetia. Communities were combined in 1Q 2013.
(3)	Community completed development of 83 homes in Q4 2013.
(4)	Community completed development of 135 homes in Q4 2013.
(5)	Community completed development of 98 homes in Q4 2013.
(6)	UDR began consolidating the communities in Q4 2013. Refer to Attachment 9 for terms of the 4Q13 transaction.
(7)	Property results were affected by Hurricane Sandy, therefore the Same-Store date was adjusted.
(8)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD Same-Store pool.

Attachment 7(C)

UDR, Inc.

Total Revenue Per Occupied Home Summary (1)

Portfolio Overview as of Quarter Ended

December 31, 2013

(Unaudited)

					Unconsolidated
	Total	Non-Mature Homes		Total	Joint Venture	Total
	Same-Store Homes	Stabilized (2)	Non- Stabilized (3) (4)	Consolidated Homes	Operating Homes (5)	Homes (incl. pro rata JV) (5)
West Region
Orange County, CA	$1,703	$—	$2,136	$1,810	$—	$1,810
San Francisco, CA	2,684	—	1,728	2,680	—	2,680
Seattle, WA	1,527	—	—	1,527	3,211	1,711
Los Angeles, CA	2,119	2,187	—	2,145	3,940	2,194
Monterey Peninsula, CA	1,195	—	—	1,195	—	1,195
Inland Empire, CA	1,478	—	—	1,478	—	1,478
San Diego, CA	1,538	—	2,032	1,582	3,088	1,871
Portland, OR	1,139	—	—	1,139	—	1,139
Mid-Atlantic Region
Metropolitan DC	1,824	2,769	1,800	1,873	2,618	1,905
Baltimore, MD	1,467	—	—	1,467	1,768	1,472
Richmond, VA	1,200	—	—	1,200	—	1,200
Norfolk, VA	1,012	—	—	1,012	—	1,012
Other Mid-Atlantic	999	—	—	999	—	999
Southeast Region
Tampa, FL	1,099	—	—	1,099	—	1,099
Orlando, FL	1,021	—	—	1,021	—	1,021
Nashville, TN	1,024	—	—	1,024	—	1,024
Other Florida	1,326	—	—	1,326	—	1,326
Northeast Region
New York, NY	3,596	3,410	4,109	3,732	4,448	3,844
Boston, MA	2,152	—	—	2,152	2,367	2,217
Philadelphia, PA	—	—	—	—	3,000	3,000
Southwest Region
Dallas, TX	1,104	—	—	1,104	1,367	1,170
Austin, TX	1,240	—	—	1,240	4,072	1,499
Other Southwest	—	—	—	—	1,507	1,507

Weighted Average	$1,509	$2,761	$2,806	$1,612	$2,441	$1,670

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature category on Attachment 5.
(3)	Represents homes included in Acquired, Development, Redevelopment and Non-Residential/Other categories on Attachment 5.
(4)	Development revenue per occupied home can be affected by the timing of home deliveries during a quarter and the effects of upfront rental rate concessions on cash-based calculations.
(5)	Represents joint ventures at UDR’s pro-rata ownership interests. See Attachment 12 for UDR’s joint venture and partnership ownership interests.

Attachment 7(D)

UDR, Inc.

Net Operating Income Breakout By Market (1)

December 31, 2013

(Dollars in Thousands)

(Unaudited)

	Three Months Ended December 31, 2013
	Same-Store	Non Same-Store (2)	Pro-Rata Share of JVs (3)	Total
Net Operating Income	$113,044	$17,140	$15,145	$145,329

	Three Months Ended December 31, 2013
	As a % of NOI
	Same- Store	Total
West Region
Orange County, CA	10.3%	10.5%
San Francisco, CA	12.9%	9.8%
Seattle, WA	5.9%	6.4%
Los Angeles, CA	3.3%	4.3%
Monterey Peninsula, CA	3.2%	2.5%
Inland Empire, CA	1.7%	1.3%
San Diego, CA	1.0%	1.2%
Portland, OR	1.4%	1.1%

	39.7%	37.1%
Mid-Atlantic Region
Metropolitan DC	14.2%	13.2%
Baltimore, MD	6.1%	4.8%
Richmond, VA	3.1%	2.4%
Norfolk, VA	2.3%	1.8%
Other Mid-Atlantic	0.3%	0.2%

	26.0%	22.4%

	Three Months Ended December 31, 2013
	As a % of NOI
Region	Same- Store	Total
Southeast Region
Tampa, FL	6.4%	4.9%
Orlando, FL	5.8%	4.4%
Nashville, TN	3.8%	2.9%
Other Florida	1.4%	1.1%

	17.4%	13.3%
Northeast Region
New York, NY	4.9%	12.9%
Boston, MA	4.8%	5.4%
Philadelphia, PA	0.0%	0.7%

	9.7%	19.0%
Southwest Region
Dallas, TX	4.7%	5.0%
Austin, TX	2.5%	2.6%
Other Southwest	0.0%	0.6%

	7.2%	8.2%

Total	100.0%	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes results from Held for Disposition Communities.
(3)	Includes UDR’s pro rata share of joint venture and partnership net operating income.

Attachment 8(A)

UDR, Inc.

Same-Store Operating Information By Major Market (1)

Current Quarter vs. Prior Year Quarter

December 31, 2013

(Unaudited)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	4Q 2013 NOI	4Q 13	4Q 12	Change	4Q 13	4Q 12	Change
West Region
San Francisco, CA	2,436	12.9%	96.7%	96.1%	0.6%	$2,684	$2,514	6.8%
Orange County, CA	3,290	10.3%	95.1%	94.9%	0.2%	1,703	1,651	3.1%
Seattle, WA	2,165	5.9%	97.0%	96.7%	0.3%	1,527	1,439	6.1%
Los Angeles, CA	919	3.3%	96.2%	95.6%	0.6%	2,119	2,061	2.8%
Monterey Peninsula, CA	1,565	3.2%	93.5%	92.2%	1.3%	1,195	1,136	5.2%
Inland Empire, CA	654	1.7%	95.2%	94.1%	1.1%	1,478	1,437	2.9%
Portland, OR	716	1.4%	97.5%	95.9%	1.6%	1,139	1,061	7.4%
San Diego, CA	366	1.0%	93.9%	95.7%	-1.8%	1,538	1,424	8.0%

	12,111	39.7%	95.8%	95.2%	0.6%	1,787	1,701	5.1%
Mid-Atlantic Region
Metropolitan DC	4,313	14.2%	96.8%	96.9%	-0.1%	1,824	1,783	2.3%
Baltimore, MD	2,301	6.1%	95.6%	96.0%	-0.4%	1,467	1,434	2.3%
Richmond, VA	1,358	3.1%	97.0%	95.6%	1.4%	1,200	1,177	2.0%
Norfolk, VA	1,438	2.3%	93.1%	94.3%	-1.2%	1,012	989	2.3%
Other Mid-Atlantic	168	0.3%	96.1%	97.9%	-1.8%	999	990	0.9%

	9,578	26.0%	96.0%	96.1%	-0.1%	1,516	1,483	2.3%
Southeast Region
Tampa, FL	3,452	6.4%	96.6%	96.3%	0.3%	1,099	1,057	4.0%
Orlando, FL	3,167	5.8%	96.5%	95.9%	0.6%	1,021	977	4.5%
Nashville, TN	2,260	3.8%	97.0%	96.8%	0.2%	1,024	970	5.6%
Other Florida	636	1.4%	97.2%	96.6%	0.6%	1,326	1,242	6.8%

	9,515	17.4%	96.7%	96.3%	0.4%	1,070	1,022	4.7%
Northeast Region
New York, NY	700	4.9%	97.1%	97.0%	0.1%	3,596	3,469	3.7%
Boston, MA	1,179	4.8%	95.9%	95.8%	0.1%	2,152	2,059	4.5%

	1,879	9.7%	96.3%	96.2%	0.1%	2,694	2,588	4.1%
Southwest Region
Dallas, TX	2,725	4.7%	96.5%	95.8%	0.7%	1,104	1,051	5.0%
Austin, TX	1,273	2.5%	96.7%	97.1%	-0.4%	1,240	1,163	6.6%

	3,998	7.2%	96.6%	96.2%	0.4%	1,147	1,087	5.6%

Total/Weighted Avg.	37,081	100%	96.2%	95.9%	0.3%	$1,509	$1,448	4.2%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(B)

UDR, Inc.

Same-Store Operating Information By Major Market (1)

Current Quarter vs. Prior Year Quarter

December 31, 2013

(Unaudited)

	Total	Same-Store ($000s)
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	4Q 13	4Q 12	Change	4Q 13	4Q 12	Change	4Q 13	4Q 12	Change
West Region
San Francisco, CA	2,436	$18,968	$17,654	7.4%	$4,388	$4,476	-2.0%	$14,580	$13,178	10.6%
Orange County, CA	3,290	15,985	15,463	3.4%	4,330	4,134	4.7%	11,655	11,329	2.9%
Seattle, WA	2,165	9,618	9,040	6.4%	2,976	2,738	8.7%	6,642	6,302	5.4%
Los Angeles, CA	919	5,621	5,433	3.5%	1,911	1,820	5.0%	3,710	3,613	2.7%
Monterey Peninsula, CA	1,565	5,248	4,919	6.7%	1,586	1,621	-2.2%	3,662	3,298	11.0%
Inland Empire, CA	654	2,760	2,654	4.0%	829	643	28.9%	1,931	2,011	-4.0%
Portland, OR	716	2,385	2,185	9.2%	766	728	5.2%	1,619	1,457	11.1%
San Diego, CA	366	1,586	1,497	5.9%	490	431	13.7%	1,096	1,066	2.8%

	12,111	62,171	58,845	5.7%	17,276	16,591	4.1%	44,895	42,254	6.3%
Mid-Atlantic Region
Metropolitan DC	4,313	22,851	22,360	2.2%	6,814	6,757	0.8%	16,037	15,603	2.8%
Baltimore, MD	2,301	9,681	9,506	1.8%	2,788	2,756	1.2%	6,893	6,750	2.1%
Richmond, VA	1,358	4,741	4,585	3.4%	1,258	1,152	9.2%	3,483	3,433	1.5%
Norfolk, VA	1,438	4,063	4,024	1.0%	1,456	1,316	10.6%	2,607	2,708	-3.7%
Other Mid-Atlantic	168	484	488	-0.8%	176	163	8.0%	308	325	-5.2%

	9,578	41,820	40,963	2.1%	12,492	12,144	2.9%	29,328	28,819	1.8%
Southeast Region
Tampa, FL	3,452	10,992	10,545	4.2%	3,805	3,840	-0.9%	7,187	6,705	7.2%
Orlando, FL	3,167	9,363	8,900	5.2%	2,797	3,100	-9.8%	6,566	5,800	13.2%
Nashville, TN	2,260	6,734	6,367	5.8%	2,405	2,155	11.6%	4,329	4,212	2.8%
Other Florida	636	2,460	2,289	7.5%	840	863	-2.7%	1,620	1,426	13.6%

	9,515	29,549	28,101	5.2%	9,847	9,958	-1.1%	19,702	18,143	8.6%
Northeast Region
New York, NY	700	7,332	7,067	3.7%	1,783	1,664	7.2%	5,549	5,403	2.7%
Boston, MA	1,179	7,300	6,976	4.6%	1,906	2,015	-5.4%	5,394	4,961	8.7%

	1,879	14,632	14,043	4.2%	3,689	3,679	0.3%	10,943	10,364	5.6%
Southwest Region
Dallas, TX	2,725	8,712	8,230	5.9%	3,354	3,163	6.0%	5,358	5,067	5.7%
Austin, TX	1,273	4,578	4,314	6.1%	1,760	1,741	1.1%	2,818	2,573	9.5%

	3,998	13,290	12,544	5.9%	5,114	4,904	4.3%	8,176	7,640	7.0%

Totals	37,081	$161,462	$154,496	4.5%	$48,418	$47,276	2.4%	$113,044	$107,220	5.4%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(C)

UDR, Inc.

Same-Store Operating Information By Major Market (1)

Current Quarter vs. Last Quarter

December 31, 2013

(Unaudited)

	Total	Same-Store
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	4Q 13	3Q 13	Change	4Q 13	3Q 13	Change
West Region
San Francisco, CA	2,436	96.7%	96.6%	0.1%	$2,684	$2,654	1.1%
Orange County, CA	3,290	95.1%	95.5%	-0.4%	1,703	1,690	0.8%
Seattle, WA	2,165	97.0%	96.7%	0.3%	1,527	1,519	0.5%
Los Angeles, CA	919	96.2%	94.9%	1.3%	2,119	2,126	-0.3%
Monterey Peninsula, CA	1,565	93.5%	96.8%	-3.3%	1,195	1,173	1.9%
Inland Empire, CA	654	95.2%	95.3%	-0.1%	1,478	1,451	1.9%
Portland, OR	716	97.5%	97.0%	0.5%	1,139	1,116	2.1%
San Diego, CA	366	93.9%	94.7%	-0.8%	1,538	1,549	-0.7%

	12,111	95.8%	96.1%	-0.3%	1,787	1,768	1.1%
Mid-Atlantic Region
Metropolitan DC	4,313	96.8%	96.7%	0.1%	1,824	1,825	-0.1%
Baltimore, MD	2,301	95.6%	96.0%	-0.4%	1,467	1,451	1.1%
Richmond, VA	1,358	97.0%	95.7%	1.3%	1,200	1,205	-0.4%
Norfolk, VA	1,438	93.1%	94.0%	-0.9%	1,012	1,013	-0.1%
Other Mid-Atlantic	168	96.1%	95.2%	0.9%	999	1,031	-3.1%

	9,578	96.0%	96.0%	0.0%	1,516	1,513	0.2%
Southeast Region
Tampa, FL	3,452	96.6%	95.6%	1.0%	1,099	1,093	0.5%
Orlando, FL	3,167	96.5%	96.0%	0.5%	1,021	1,020	0.1%
Nashville, TN	2,260	97.0%	97.2%	-0.2%	1,024	1,011	1.3%
Other Florida	636	97.2%	95.2%	2.0%	1,326	1,309	1.3%

	9,515	96.7%	96.1%	0.6%	1,070	1,063	0.8%
Northeast Region
New York, NY	700	97.1%	97.7%	-0.6%	3,596	3,609	-0.4%
Boston, MA	1,179	95.9%	96.2%	-0.3%	2,152	2,167	-0.7%

	1,879	96.3%	96.8%	-0.5%	2,694	2,708	-0.5%
Southwest Region
Dallas, TX	2,725	96.5%	96.5%	0.0%	1,104	1,108	-0.4%
Austin, TX	1,273	96.7%	96.9%	-0.2%	1,240	1,231	0.7%

	3,998	96.6%	96.7%	-0.1%	1,147	1,146	0.1%

Total/Weighted Avg.	37,081	96.2%	96.2%	0.0%	$1,509	$1,502	0.5%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(D)

UDR, Inc.

Same-Store Operating Information By Major Market (1)

Current Quarter vs. Last Quarter

December 31, 2013

(Unaudited)

	Total	Same-Store ($000s)
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	4Q 13	3Q 13	Change	4Q 13	3Q 13	Change	4Q 13	3Q 13	Change
West Region
San Francisco, CA	2,436	$18,968	$18,733	1.3%	$4,388	$4,662	-5.9%	$14,580	$14,071	3.6%
Orange County, CA	3,290	15,985	15,928	0.4%	4,330	4,538	-4.6%	11,655	11,390	2.3%
Seattle, WA	2,165	9,618	9,538	0.8%	2,976	2,961	0.5%	6,642	6,577	1.0%
Los Angeles, CA	919	5,621	5,563	1.0%	1,911	1,851	3.2%	3,710	3,712	-0.1%
Monterey Peninsula, CA	1,565	5,248	5,332	-1.6%	1,586	1,715	-7.5%	3,662	3,617	1.2%
Inland Empire, CA	654	2,760	2,713	1.7%	829	836	-0.8%	1,931	1,877	2.9%
Portland, OR	716	2,385	2,326	2.5%	766	702	9.1%	1,619	1,624	-0.3%
San Diego, CA	366	1,586	1,611	-1.6%	490	502	-2.4%	1,096	1,109	-1.2%

	12,111	62,171	61,744	0.7%	17,276	17,767	-2.8%	44,895	43,977	2.1%
Mid-Atlantic Region
Metropolitan DC	4,313	22,851	22,831	0.1%	6,814	7,313	-6.8%	16,037	15,518	3.3%
Baltimore, MD	2,301	9,681	9,617	0.7%	2,788	2,872	-2.9%	6,893	6,745	2.2%
Richmond, VA	1,358	4,741	4,700	0.9%	1,258	1,281	-1.8%	3,483	3,419	1.9%
Norfolk, VA	1,438	4,063	4,106	-1.0%	1,456	1,440	1.1%	2,607	2,666	-2.2%
Other Mid-Atlantic	168	484	495	-2.2%	176	177	-0.6%	308	318	-3.1%

	9,578	41,820	41,749	0.2%	12,492	13,083	-4.5%	29,328	28,666	2.3%
Southeast Region
Tampa, FL	3,452	10,992	10,824	1.6%	3,805	4,118	-7.6%	7,187	6,706	7.2%
Orlando, FL	3,167	9,363	9,301	0.7%	2,797	3,357	-16.7%	6,566	5,944	10.5%
Nashville, TN	2,260	6,734	6,663	1.1%	2,405	2,164	11.1%	4,329	4,499	-3.8%
Other Florida	636	2,460	2,377	3.5%	840	919	-8.6%	1,620	1,458	11.1%

	9,515	29,549	29,165	1.3%	9,847	10,558	-6.7%	19,702	18,607	5.9%
Northeast Region
New York, NY	700	7,332	7,404	-1.0%	1,783	1,972	-9.6%	5,549	5,432	2.2%
Boston, MA	1,179	7,300	7,373	-1.0%	1,906	2,165	-12.0%	5,394	5,208	3.6%

	1,879	14,632	14,777	-1.0%	3,689	4,137	-10.8%	10,943	10,640	2.8%
Southwest Region
Dallas, TX	2,725	8,712	8,737	-0.3%	3,354	3,399	-1.3%	5,358	5,338	0.4%
Austin, TX	1,273	4,578	4,556	0.5%	1,760	1,911	-7.9%	2,818	2,645	6.5%

	3,998	13,290	13,293	0.0%	5,114	5,310	-3.7%	8,176	7,983	2.4%

Total	37,081	$161,462	$160,728	0.5%	$48,418	$50,855	-4.8%	$113,044	$109,873	2.9%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(E)

UDR, Inc.

Same-Store Operating Information By Major Market (1)

Current Year-to-Date vs. Prior Year-to-Date

December 31, 2013

(Unaudited)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	YTD 2013 NOI	YTD 13	YTD 12	Change	YTD 13	YTD 12	Change
West Region
San Francisco, CA	2,028	11.1%	96.5%	96.1%	0.4%	$2,665	$2,491	7.0%
Orange County, CA	3,290	10.8%	95.0%	94.9%	0.1%	1,683	1,621	3.8%
Seattle, WA	2,165	6.1%	96.5%	96.0%	0.5%	1,500	1,414	6.1%
Los Angeles, CA	919	3.5%	95.5%	95.1%	0.4%	2,106	2,023	4.1%
Monterey Peninsula, CA	1,565	3.3%	93.6%	93.5%	0.1%	1,166	1,111	5.0%
Inland Empire, CA	654	1.8%	94.8%	94.3%	0.5%	1,454	1,434	1.4%
Portland, OR	716	1.5%	97.0%	95.0%	2.0%	1,105	1,043	5.9%
San Diego, CA	366	1.0%	94.8%	95.0%	-0.2%	1,521	1,413	7.6%

	11,703	39.1%	95.5%	95.1%	0.4%	1,733	1,647	5.2%
Mid-Atlantic Region
Metropolitan DC	4,313	14.7%	96.9%	97.0%	-0.1%	1,813	1,747	3.8%
Baltimore, MD	2,301	6.4%	96.1%	96.5%	-0.4%	1,451	1,428	1.6%
Richmond, VA	1,358	3.3%	96.5%	95.4%	1.1%	1,193	1,172	1.8%
Norfolk, VA	1,438	2.5%	93.7%	94.5%	-0.8%	1,012	989	2.3%
Other Mid-Atlantic	168	0.3%	96.3%	95.7%	0.6%	1,008	987	2.1%

	9,578	27.2%	96.2%	96.2%	0.0%	1,507	1,465	2.9%
Southeast Region
Tampa, FL	3,452	6.5%	96.1%	96.0%	0.1%	1,091	1,042	4.7%
Orlando, FL	3,167	5.7%	96.1%	95.7%	0.4%	1,008	964	4.6%
Nashville, TN	2,260	4.2%	97.0%	96.9%	0.1%	1,003	948	5.8%
Other Florida	636	1.4%	95.8%	95.0%	0.8%	1,306	1,246	4.8%

	9,515	17.8%	96.3%	96.1%	0.2%	1,057	1,007	5.0%
Northeast Region
New York, NY	700	5.2%	97.0%	97.5%	-0.5%	3,571	3,366	6.1%
Boston, MA	1,179	4.8%	96.3%	96.1%	0.2%	2,127	1,978	7.5%

	1,879	10.0%	96.5%	96.6%	-0.1%	2,670	2,500	6.8%
Southwest Region
Dallas, TX	2,725	5.0%	96.5%	96.2%	0.3%	1,090	1,027	6.1%
Austin, TX	390	0.9%	96.9%	96.3%	0.6%	1,360	1,282	6.1%

	3,115	5.9%	96.5%	96.2%	0.3%	1,125	1,059	6.2%

Total/Weighted Avg.	35,790	100%	96.0%	95.8%	0.2%	$1,488	$1,421	4.7%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(F)

UDR, Inc.

Same-Store Operating Information By Major Market (1)

Current Year-to-Date vs. Prior Year-to-Date

December 31, 2013

(Unaudited)

	Total	Same-Store ($000s)
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	YTD 13	YTD 12	Change	YTD 13	YTD 12	Change	YTD 13	YTD 12	Change
West Region
San Francisco, CA	2,028	$62,590	$58,255	7.4%	$15,506	$15,283	1.5%	$47,084	$42,972	9.6%
Orange County, CA	3,290	63,125	60,718	4.0%	17,485	17,268	1.3%	45,640	43,450	5.0%
Seattle, WA	2,165	37,611	35,265	6.7%	11,817	10,888	8.5%	25,794	24,377	5.8%
Los Angeles, CA	919	22,185	21,220	4.5%	7,216	7,514	-4.0%	14,969	13,706	9.2%
Monterey Peninsula, CA	1,565	20,497	19,510	5.1%	6,514	6,477	0.6%	13,983	13,033	7.3%
Inland Empire, CA	654	10,820	10,611	2.0%	3,311	3,222	2.8%	7,509	7,389	1.6%
Portland, OR	716	9,212	8,512	8.2%	2,918	2,835	2.9%	6,294	5,677	10.9%
San Diego, CA	366	6,334	5,897	7.4%	1,950	2,005	-2.7%	4,384	3,892	12.6%

	11,703	232,374	219,988	5.6%	66,717	65,492	1.9%	165,657	154,496	7.2%
Mid-Atlantic Region
Metropolitan DC	4,313	90,935	87,688	3.7%	28,366	27,561	2.9%	62,569	60,127	4.1%
Baltimore, MD	2,301	38,502	38,045	1.2%	11,194	11,062	1.2%	27,308	26,983	1.2%
Richmond, VA	1,358	18,755	18,227	2.9%	4,863	4,715	3.1%	13,892	13,512	2.8%
Norfolk, VA	1,438	16,369	16,128	1.5%	5,603	5,278	6.2%	10,766	10,850	-0.8%
Other Mid-Atlantic	168	1,957	1,903	2.8%	687	676	1.6%	1,270	1,227	3.5%

	9,578	166,518	161,991	2.8%	50,713	49,292	2.9%	115,805	112,699	2.8%
Southeast Region
Tampa, FL	3,452	43,428	41,457	4.8%	15,734	15,419	2.0%	27,694	26,038	6.4%
Orlando, FL	3,167	36,832	35,048	5.1%	12,503	12,380	1.0%	24,329	22,668	7.3%
Nashville, TN	2,260	26,381	24,924	5.8%	8,681	8,151	6.5%	17,700	16,773	5.5%
Other Florida	636	9,551	9,032	5.7%	3,449	3,293	4.7%	6,102	5,739	6.3%

	9,515	116,192	110,461	5.2%	40,367	39,243	2.9%	75,825	71,218	6.5%
Northeast Region
New York, NY	700	29,096	27,567	5.5%	7,203	6,877	4.7%	21,893	20,690	5.8%
Boston, MA	1,179	28,977	26,893	7.7%	8,517	8,207	3.8%	20,460	18,686	9.5%

	1,879	58,073	54,460	6.6%	15,720	15,084	4.2%	42,353	39,376	7.6%
Southwest Region
Dallas, TX	2,725	34,409	32,322	6.5%	13,235	12,712	4.1%	21,174	19,610	8.0%
Austin, TX	390	6,167	5,777	6.8%	2,472	2,570	-3.8%	3,695	3,207	15.2%

	3,115	40,576	38,099	6.5%	15,707	15,282	2.8%	24,869	22,817	9.0%

Total	35,790	$613,733	$584,999	4.9%	$189,224	$184,393	2.6%	$424,509	$400,606	6.0%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(G)

UDR, Inc.

Same-Store Operating Information By Major Market (1)

December 31, 2013

(Unaudited)

	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover
	4Q 2013	4Q 2013	4Q 2013	4Q 2012	YTD 2013	YTD 2012
West Region
San Francisco, CA	6.8%	7.6%	42.3%	49.3%	54.7%	56.5%
Orange County, CA	1.5%	5.0%	51.4%	53.8%	62.7%	61.8%
Seattle, WA	4.1%	6.9%	46.0%	47.5%	56.8%	57.1%
Los Angeles, CA	2.6%	3.4%	50.1%	48.4%	60.8%	57.0%
Monterey Peninsula, CA	0.4%	5.2%	65.2%	77.1%	53.4%	66.1%
Inland Empire, CA	3.0%	5.4%	51.0%	57.0%	61.2%	63.1%
Portland, OR	7.6%	7.3%	40.4%	38.8%	53.6%	58.0%
San Diego, CA	-2.5%	2.0%	73.7%	66.1%	77.9%	71.0%

	3.4%	6.1%	50.3%	54.0%	58.7%	60.3%
Mid-Atlantic Region
Metropolitan DC	-3.4%	3.8%	40.2%	37.6%	45.6%	44.8%
Baltimore, MD	-3.1%	4.3%	43.4%	43.3%	51.6%	50.4%
Richmond, VA	-2.1%	3.8%	43.5%	55.5%	55.1%	64.9%
Norfolk, VA	-5.8%	2.5%	52.1%	53.2%	58.6%	56.7%
Other Mid-Atlantic	-7.5%	6.3%	35.4%	37.8%	61.3%	58.9%

	-3.5%	3.8%	43.2%	43.9%	50.6%	51.0%
Southeast Region
Tampa, FL	1.1%	4.1%	40.1%	43.7%	49.2%	50.9%
Orlando, FL	3.1%	5.3%	44.7%	48.1%	53.6%	54.6%
Nashville, TN	3.5%	4.2%	50.4%	48.6%	55.8%	53.5%
Other Florida	2.6%	5.1%	30.6%	34.3%	46.4%	49.8%

	2.5%	4.6%	43.4%	45.7%	52.0%	52.7%
Northeast Region
New York, NY	1.2%	6.7%	35.1%	39.7%	41.1%	45.0%
Boston, MA	3.2%	5.0%	39.7%	41.7%	45.1%	47.6%

	2.3%	6.0%	38.0%	41.0%	43.6%	46.6%
Southwest Region
Dallas, TX	-0.6%	5.8%	46.9%	49.8%	55.3%	53.5%
Austin, TX	5.2%	5.9%	45.8%	43.9%	56.2%	55.1%

	1.4%	5.9%	46.5%	47.9%	55.4%	53.7%

Total/Weighted Avg.	1.3%	5.2%	45.7%	47.9%	53.7%	54.5%

Percentage of Total Repriced Homes	52.0%	48.0%

	4Q 2013	4Q 2012
Total Combined New and Renewal Lease Rate Growth	3.1%	3.6%

(1)	See Attachment 16 for definitions and other terms.

Attachment 9

UDR, Inc.

Development Summary (1) (2)

December 31, 2013

(Dollars in Thousands)

(Unaudited)

Wholly-Owned

									Schedule			Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost		Project		Initial
Community	Location	Homes	Homes	Date	Cost	per Home		Debt	Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
Channel @ Mission Bay	San Francisco, CA	315	98	$141,268	$145,000	$460	(3)	$—	4Q 10	4Q 13	1Q 14	30.5%	13.3%
Domain College Park (9)	College Park, MD	256	164	58,400	65,100	254	(4)	28,816	2Q 11	2Q 13	1Q 14	62.1%	54.3%
Los Alisos	Mission Viejo, CA	320	160	80,623	87,050	272		—	2Q 11	3Q 13	1Q 14	30.3%	18.4%
DelRay Tower (5)	Alexandria, VA	332	—	80,063	132,000	398		—	3Q 11	2Q 14	3Q 14	—	—
Beach Walk	Huntington Beach, CA	173	—	28,057	50,700	293		—	3Q 12	2Q 14	3Q 14	—	—
Pier 4	Boston, MA	369	—	79,002	217,700	590	(6)	—	4Q 12	1Q 15	2Q 15	—	—

Total		1,765	422	$467,413	$697,550	$395		$28,816

Completed Projects, Non-Stabilized
The Residences at Bella Terra	Huntington Beach, CA	467	467	$147,185	$150,000	$321	(7)	$—	4Q 11	2Q 13	4Q 13	91.9%	91.0%
13th & Market (9)	San Diego, CA	264	264	71,132	75,500	286	(8)	34,780	2Q 11	4Q 13	4Q 13	31.4%	23.5%

Total - Wholly Owned		2,496	1,153	$685,730	$923,050	$370		$63,596

Net Operating Income From Wholly-Owned Projects

4Q 2013
Projects Under Construction	$(405)
Completed, Non-Stabilized	1,266

Total	$861

Capitalized Interest for Current Development Projects

4Q 13	4Q 12	YTD 13	YTD 12
$4,010	$3,941	$17,145	$10,709

Unconsolidated Joint Ventures and Partnerships

								Schedule					Percentage
		Own.	# of	Compl.	Cost to	Budgeted	Project			Initial
Community	Location	Interest	Homes	Homes	Date	Cost	Debt	Start		Occ.		Compl.	Leased	Occupied
Projects Under Construction
399 Fremont	San Francisco, CA	51%	447	—	$65,133	$317,700	—	1Q	14	4Q	15	3Q 16	—	—

Total			447	—	$65,133	$317,700	$—

Completed Projects, Non-Stabilized
Fiori on Vitruvian Park®	Addison, TX	50%	391	391	$95,605	$98,350	$46,391	3Q	11	2Q	13	4Q 13	46.6%	42.2%

Total—Unconsolidated Joint Ventures and Partnerships			838	391	$160,738	$416,050	$46,391

Projected Weighted Average Trended Yield on Development Projects Over Respective Cap Rates: 150-200 bps

Participating Loan Investment

		# of	Compl.	Cost to	Budgeted	Loan	Loan
Community	Location	Homes	Homes	Date (11)	Cost	Commitment	Balance (11)
Steele Creek (10)	Denver, CO	218	—	$34,457	$108,245	$92,009	$14,273

Total		218	—	$34,457	$108,245	$92,009	$14,273

(1)	See Attachment 16 for definitions and other terms.
(2)	The development summary above includes all communities under development that UDR wholly owns, owns an interest in through an unconsolidated joint venture, or has a participating loan investment in.
(3)	Includes 8,000 square feet of retail space.
(4)	Includes 10,000 square feet of retail space.
(5)	Formerly known as The Calvert. Project encompasses the complete redevelopment of the former 187 homes combined with the development of an additional 145 homes, 10,000 square feet of retail space and underground parking.
(6)	Includes 11,000 square feet of retail space.
(7)	Includes 17,000 square feet of retail space.
(8)	Includes 21,000 square feet of retail space.
(9)	In Q4 2013, the LLC agreements were amended to provide UDR with a controlling interest and the option to purchase the remaining ownership interest in the Domain College Park and 13th & Market communities. In connection with the amendments, our unaffiliated partner received equity distributions reducing their capital account balances to zero and UDR began consolidating these communities. The unaffiliated partner retains the right to receive certain upside particpation from the developments.
(10)	Refer to Attachment 12 for terms of our participating loan investment
(11)	Cost to date includes accruals for costs incurred, but not yet paid as of the end of the period. Loan balance includes only amounts funded prior to the period end.

Attachment 10

UDR, Inc.

Redevelopment Summary (1)

December 31, 2013

(Dollars in Thousands)

(Unaudited)

Wholly-Owned

			Sched.				Est. Cost	Schedule					Percentage
		# of	Redev.	Compl.	Cost to	Budgeted	per					Same-
Community	Location	Homes	Homes	Homes	Date	Cost (2)	Home	Acq.		Start	Compl.	Store (3)	Leased	Occupied
Projects in Redevelopment
Rivergate (4)	New York, NY	706	675	379	$61,680	$98,000	$145	3Q 11		3Q 11	3Q 14	4Q 15	90.8%	90.8%
27 Seventy Five Mesa Verde (5)	Costa Mesa, CA	964	748	629	72,581	75,300	101	Various	(6)	3Q 11	2Q 14	3Q 15	81.5%	79.7%

Total		1,670	1,423	1,008	$134,261	$173,300	$122

Completed Redevelopments, Non-Stabilized
N/A	N/A	—	—	—	—	—	—	—		—	—	—	—	—

Total—Wholly Owned		1,670	1,423	1,008	$134,261	$173,300	$122

		Capitalized Interest for Current Redevelopment Projects
		4Q 13	4Q 12	YTD 13	YTD 12
Projected Weighted Average Return on Incremental Capital Invested:	7.0% to 9.0%	$584	$213	$2,525	$1,719

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents UDR’s incremental capital invested in the projects.
(3)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.
(4)	The community will have 739 homes upon completion.
(5)	27 Seventy Five Mesa Verde was formerly known as Pine Brook Village I & II and Villa Venetia. Communities were combined in 1Q 2013.
(6)	Communities were combined in 1Q 2013. They were acquired in June 2003, October 2004 and May 2008.

Attachment 11

UDR, Inc.

Land Summary (1)

December 31, 2013

(Dollars in Thousands)

(Unaudited)

		UDR Ownership	Real Estate
Parcel	Location	Interest	Cost Basis		Status Update (2)
					Pursuing	Design	Hold for Future
					Entitlements	Development	Development
Wholly-Owned
3033 Wilshire	Los Angeles, CA	100.0%	$18,304		Complete	In Process
7 Harcourt (3)	Boston, MA	100.0%	5,060		In Process
Vitruvian Park®	Addison, TX	100.0%	13,368		Complete	In Process	In Process

Total			$36,732

			Real Estate Cost Basis	UDR Pro-Rata Cost Basis
Consolidated Joint Ventures
3032 Wilshire	Santa Monica, CA	95.0%	$11,741	$11,154	In Process
2919 Wilshire	Santa Monica, CA	95.0%	7,803	7,413	In Process

Total			$19,544	$18,567

			Real Estate Cost Basis	UDR Pro-Rata Cost Basis
Unconsolidated Joint Ventures and Partnerships
UDR/MetLife I—7 parcels (4)	Various	4.0%	$179,286	$6,555	(5)	In Process	In Process
UDR/MetLife Vitruvian Park®	Addison, TX	50.0%	50,109	25,055	Complete	In Process	In Process

			$229,395	$31,611

Total			$285,671	$86,909

(1)	See Attachment 16 for definitions and other terms.
(2)	Pursuing Entitlements: During this phase the Company is actively pursuing the necessary approvals for the rights to develop multifamily and/or mixed use communities.

Design Development: During this phase the Company is actively working to complete architectural and engineering documents in preparation for the commencement of construction of multifamily and/or mixed uses communities.

Hold for Future Development: Entitled and/or unentitled land sites that the Company holds for future development.

(3)	Land is adjacent to UDR’s Garrison Square community.
(4)	Parcels are located in Bellevue, WA; Los Angeles, CA (3 parcels); Irvine, CA; Mountain View, CA; and Dublin, CA.
(5)	Entitlements are completed on 4 parcels and 3 parcels are in process.

Attachment 12

UDR, Inc.

Unconsolidated Joint Venture Summary (1)

December 31, 2013

(Dollars in Thousands)

(Unaudited)

Portfolio Characteristics

		# of			Physical	Total Revenue per Occupied	Net Operating Income
	Property	Comm. /	# of	Own.	Occupancy	Home	UDR’s Share		Total
Joint Venture and Partnerships	Type	Parcels	Homes (6)	Interest	4Q 13	4Q 13 (1)	4Q 2013	YTD 2013	YTD 2013 (2)
UDR / MetLife II	Various	15	3,119	50.0%	95.4%	$3,259	$11,022	$40,461	$80,922
UDR / MetLife I
Operating communities	Various	8	1,641	13.2%	95.4%	2,687	968	4,751	39,686
Land parcels		7	TBD	4.0%	—	—	12	21	965
UDR/MetLife Vitruvian Park®
Operating communities	Mid-rise	2	739	50.0%	92.4%	1,428	852	1,708	3,415
Fiori on Vitruvian Park®	High-rise (development)	1	391	50.0%	42.2%	2,088	87	63	123
Land parcels		6	TBD	50.0%	—	—	(41)	(65)	(130)
UDR / KFH	High-rise	3	660	30.0%	95.4%	2,578	1,089	4,279	14,265
Texas	Garden	8	3,359	20.0%	96.6%	1,032	1,156	4,568	22,837
399 Fremont	High-rise (development)	1	—	51.0%	—	—	—	—	—

Total/Weighted Average		51	9,909		93.5%	$2,441	$15,145	$55,786	$162,083

Balance Sheet Characteristics and Returns

	Gross Book Value
	of JV Real	Total	UDR’s Equity		Weighted Avg.	Debt	Returns (5)
Joint Venture and Partnerships	Estate Assets (3)	Project Debt (3)	Investment (4)		Interest Rate	Maturity	ROIC	ROE
UDR / MetLife II	$1,598,934	$877,799	$328,380		4.3%	Various
UDR / MetLife I	892,706	339,365	47,641		4.4%	Various
UDR/MetLife Vitruvian Park®	285,217	120,999	79,818		3.2%	Various
UDR / KFH	282,624	165,209	25,984		3.4%	Various
Texas	324,878	219,588	689		5.6%	2014
399 Fremont	65,133	—	36,313	(7)	NA	NA

Total/Weighted Average	$3,449,492	$1,722,960	$518,825		4.3%		6.2%	8.3%

Same-Store Unconsolidated Joint Venture Growth

	Same-Store
	Joint Venture	4Q 2013 vs. 4Q 2012 Growth			4Q 2013 vs. 3Q 2013 Growth
Joint Venture	Communities (3)	Revenue	Expense	NOI	Revenue	Expense	NOI
UDR / MetLife II	15	6.2%	17.9%	2.6%	0.8%	-5.4%	3.2%
UDR / MetLife I	8	2.2%	2.5%	2.0%	1.6%	-13.1%	12.0%
UDR / KFH	3	4.7%	8.2%	3.6%	-0.7%	-3.7%	0.4%
Texas	8	5.8%	23.4%	-4.3%	1.1%	2.2%	0.4%

Total/Average	34	5.1%	14.1%	1.5%	0.9%	-5.6%	4.2%

				NOI			NOI
Same-Store JV Results at UDR’s Pro-rata Ownership Interest				2.0%			3.5%

	Same-Store
	Joint Venture	YTD 2013 vs. YTD 2012 Growth
Joint Venture	Communities (3)	Revenue	Expense	NOI
UDR / MetLife II	15	7.9%	14.8%	5.6%
UDR / MetLife I	8	3.9%	0.0%	6.5%
UDR / KFH	3	3.0%	3.9%	2.6%
Texas	8	5.9%	7.6%	4.7%

Total/Average	34	6.2%	8.1%	5.3%

				NOI
Same-Store JV Results at UDR’s Pro-rata Ownership Interest				5.3%

Participating Loan Investment

	UDR’s	Preferred	Years to	Income from Participating Loan Investment		Upside
	Investment	Return	Maturity	4Q 2013	YTD 2013	Participation
Steele Creek (8)	$14,273	6.5%	3.8	$156	$156	50%

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents net operating income at 100 percent for the period ended December 31, 2013.
(3)	Joint ventures and partnerships represented at 100 percent.
(4)	Excludes deferred gain of $25.4M, which is netted in “Investments in and advances to unconsolidated joint ventures, net” on Attachment 3.
(5)	Excludes non-stabilized developments.
(6)	Includes homes completed for the period ended December 31, 2013.
(7)	Includes $3.1M of outside basis difference.
(8)	UDR’s participating loan is reflected as investment in and advances to unconsolidated joint ventures on the Consolidated Balance Sheets and net income/(loss) from unconsolidated entities on the Consolidated Statements of Operations in accordance with GAAP. UDR has the option to purchase the property upon completion of construction and we receive 50% of the value created from the project upon acquisition of the asset or sale to a third party.

Attachment 13

UDR, Inc.

Acquisitions and Dispositions Summary

December 31, 2013

(Dollars in Thousands)

(Unaudited)

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Purchase	Community	Location	Interest	Interest	Price		Homes	Home
Acquisitions—Wholly-Owned
None
Acquisitions—Wholly-Owned Land
None
Acquisitions—Joint Ventures—UDR/MetLife II JV
Jun-13	Acoma (1)	Denver, CO	13%	50%	$83,800		223	$376
Jun-13	Current (2)	San Diego, CA	18%	50%	63,400		144	440

					$147,200		367	$401

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Sale	Community	Location	Interest	Interest	Price		Homes	Home
Dispositions—Wholly-Owned
Jun-13	Portfolio disposition (4)	Addison, TX	100%	50%	$290,000
Dec-13	Foothills Tennis Village	Roseville, CA	100%	0%	33,100		268	$124
Dec-13	Woodlake Village Apartments	Sacramento, CA	100%	0%	48,000		646	74

					$371,100		914	$89

Dispositions—Joint Ventures
Jun-13	Portfolio disposition (5)	Various	Various	0%	$218,000	(3)	539	$404
Dec-13	Lodge at Stoughton	Stoughton, MA	95%	0%	51,000	(3)	240	213

					$269,000		779	$345

Dispositions—Wholly-Owned Land
Dec-13	399 Fremont	San Francisco, CA	100%	51%	$61,000	(6)	—	$—

Dispositions—Joint Ventures Land
Jul-13	Paseo Del Mar	Fort Lauderdale, FL	10.0%	0.0%	$9,840	(7)	—	$—

(1)	Prior to the contribution to UDR/MetLife II JV, UDR’s weighted average ownership in this community was 13%.
(2)	Prior to the contribution to UDR/MetLife II JV, UDR’s weighted average ownership in this community was 18%.
(3)	Price represents 100% of the value of assets.
(4)	Communities sold to the UDR/MetLife Vitruvian Park® partnerships and retained a 50% ownership interest. Includes Savoye (392 homes), Savoye2 (347 homes), Fiori (391 homes under development) and 28.4 acres of land for development.
(5)	Properties sold to MetLife from UDR/MetLife I JV.
(6)	Price represents 100% of the value of assets. In conjunction with the sale of 49% of UDR’s interest in the land parcel, a joint venture was formed with MetLife.
(7)	Price represents 100% of the land value.

Attachment 14

UDR, Inc.

Capital Expenditure and Repair and Maintenance Summary (1)

December 31, 2013

(Dollars in Thousands)

(Unaudited)

		Three Months		Twelve Months
	Weighted Avg.	Ended	Cost	Ended	Cost
Category (Capitalized)	Useful Life (yrs) (2)	December 31, 2013	per Home	December 31, 2013	per Home
Capital Expenditures for Consolidated Homes (3)
Average Number of Homes (4)		40,706		41,052
Recurring Cap Ex
Asset Preservation
Building Interiors	5 - 20	$4,063	$100	$13,983	$341
Building Exteriors	5 - 20	3,864	95	12,560	306
Landscaping and Grounds	10	867	21	4,314	105

Total Asset Preservation		8,794	216	30,857	752
Turnover Related	5	2,938	72	11,850	288

Total Recurring Cap Ex		11,732	288	42,707	1,040

Revenue Enhancing Cap Ex (5)	5 - 20	3,283	81	10,364	253

Total		$15,015	$369	$53,071	$1,293

	Three Months		Twelve Months
	Ended	Cost	Ended	Cost
Category (Expensed)	December 31, 2013	per Home	December 31, 2013	per Home
Repair and Maintenance for Consolidated Homes
Average Number of Homes	40,706		41,052

Contract Services	$5,134	$126	$18,923	$461

Turnover Related Expenses	1,236	31	4,951	121

Other Repair and Maintenance
Building Interiors	1,124	28	6,200	151
Building Exteriors	497	12	1,755	42
Landscaping and Grounds	246	6	863	21

Total	$8,237	$203	$32,692	$796

(1)	See Attachment 16 for definitions and other terms.
(2)	Weighted average useful life of capitalized expenses for the twelve months ended December 31, 2013.
(3)	Excludes redevelopment capital.
(4)	Average number of homes is calculated based on the number of homes outstanding at the end of each month.
(5)	Revenue enhancing capital expenditures were incurred at specific apartment communities in conjunction with UDR’s overall capital expenditure plan.

Attachment 15

UDR, Inc.

Full-Year 2014 Guidance (1)

December 31, 2013

(Unaudited)

FFO and AFFO per Share Guidance

	1Q 2014	Full Year 2014
FFO per common share, diluted	$0.34 to $0.36	$1.47 to $1.53
FFO As Adjusted per common share, diluted	$0.33 to $0.35	$1.47 to $1.53
Adjusted Funds from Operations (“AFFO”) per common share, diluted	$0.30 to $0.32	$1.30 to $1.36
Weighted average diluted shares/units (M)	264.0	265.7
Annualized dividend per share		$1.04

Same-Store Guidance

Full Year 2014
Revenue growth	3.50% to 4.25%
Expense growth	2.75% to 3.25%
NOI growth	3.75% to 5.00%
Physical occupancy	96.0%
Same-Store homes	36,817

Transactional Activity ($ in millions)

Full Year 2014
Acquisitions	$200 to $300
Dispositions	$250 to $350
Cap rate spread	150 bps to 200 bps
Development and redevelopment spending	$425 to $475

Capital Markets Activity ($ in millions)

Full Year 2014
Debt maturities	$348
New debt issuance	$250 to $350
Equity issuances	$50 to $150

Other Additions/(Deductions) ($ in millions except per home amounts)

Full Year 2014
Interest	($132) to ($136)
General and administrative, gross (2)	($43) to ($47)
Tax benefit for RE3	$6 to $8
Joint venture fee income	$11 to $13
Total joint venture FFO, excluding fee income	$33 to $37
Non-recurring items:
RE3 gains from asset sales	$1 to $6
Acquisition-related costs	$1 to $3
Average stabilized homes	40,900
Recurring capital expenditures per home	$1,100

(1)	See Attachment 16 for definitions and other terms.
(2)	Includes an estimated $9.3 million of Long Term Incentive Plan compensation expense.

Attachment 16(A)

UDR, Inc.

Definitions and Reconciliations

December 31, 2013

(Unaudited)

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds From Operations (“AFFO”): The Company defines AFFO as FFO as Adjusted less recurring capital expenditures that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company’s operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to UDR, Inc. is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income attributable to UDR, Inc. to AFFO is provided on Attachment 2.

Development Communities: The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Discontinued Operations: FASB ASC Subtopic 205.20, requires, among other things, that the primary assets and liabilities and the results of operations of UDR’s real properties that have been sold or are held for disposition, be classified as discontinued operations and segregated in UDR’s Consolidated Statements of Operations and Consolidated Balance Sheets. Properties classified as real estate held for disposition generally represent properties actively marketed or contracted for sale that are expected to close within the next twelve months.

The primary assets and liabilities and the net operating results of those properties sold or classified as held for disposition through December 31, 2013, are accounted for as discontinued operations for all periods presented. This presentation does not have an impact on net income available to common stockholders, it only results in the reclassification of the operating results of all properties sold or classified as held for disposition through December 31, 2013, within the Consolidated Statements of Operations for the periods ended December 31, 2013 and 2012, and the reclassification of the assets and liabilities within the Consolidated Balance Sheets as of December 31, 2013 and December 31, 2012.

During the twelve months ended December 31, 2013, UDR sold 2 communities with a total of 914 homes. During the twelve months ended December 31, 2012, UDR disposed of 21 communities with a total of 6,507 homes. At December 31, 2013, UDR has one commercial property classified as real estate held for disposition. The results of operations for these properties are classified on the Consolidated Statements of Operations on Attachment 1 of the Company’s quarterly supplemental disclosure in the line item entitled “Income from discontinued operations, net of tax”.

In thousands	4Q 2013	4Q 2012	YTD 2013	YTD 2012
Rental income	$2,021	$2,296	$9,151	$39,543
Rental expenses	777	826	3,511	14,106
Property management	56	63	252	1,088
Real estate depreciation	350	539	1,958	8,474
Other operating expenses	8	7	34	30
Non-property (income)/expense	(96)	—	(96)	791

	1,095	1,435	5,659	24,489

Income before net impairment of real estate held for disposition and net gain on the sale of depreciable property	926	861	3,492	15,054
Impairment of real estate held for disposition, net of tax	(1,469)	—	(1,469)	—
Net gain on the sale of depreciable property, net of tax	41,919	156	41,919	251,554

Income from discontinued operations, net of tax	$41,376	$1,017	$43,942	$266,608

Effective New Lease Rate Growth: The Company defines effective new lease rate growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on all new leases commenced during the current quarter.

Management considers effective new lease rate growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth: The Company defines effective renewal lease rate growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on all renewed leases commenced during the current quarter.

Management considers effective renewal lease rate growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion: The Company defines estimated quarter of completion of a development or redevelopment project as the date on which construction is expected to be completed, but does not represent the date of stabilization.

Fixed Charge Coverage Ratio: The Company defines Fixed Charge Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, RE3 income tax, divided by total interest plus preferred dividends.

Management considers fixed charge coverage a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise fixed charge coverage is provided on Attachment 4(C) of the Company’s quarterly supplemental disclosure.

Funds From Operations as Adjusted: The Company defines FFO as Adjusted as FFO excluding the impact of acquisition-related costs and other non-comparable items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains on sales of marketable securities and TRS property, deferred tax valuation allowance increases and decreases, storm-related expenses, severance costs and legal costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to UDR, Inc. is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to UDR, Inc. to FFO as Adjusted is provided on Attachment 2.

Attachment 16(B)

UDR, Inc.

Definitions and Reconciliations

December 31, 2013

(Unaudited)

Funds From Operations (“FFO”): The Company defines FFO as net income (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains (or losses) from sales of depreciable property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust’s definition issued in April 2002. In the computation of diluted FFO, OP units, unvested restricted stock, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive; therefore, they are included in the diluted share count.

Activities of our taxable REIT subsidiary (TRS), RE3, include development and land entitlement. From time to time, we develop and subsequently sell a TRS property which results in a short-term use of funds that produces a profit that differs from the traditional long-term investment in real estate for REITs. We believe that the inclusion of these TRS gains in FFO is consistent with the standards established by NAREIT as the short-term investment is incidental to our main business. TRS gains on sales, net of taxes, are defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company’s activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income attributable to UDR, Inc. to FFO is provided on Attachment 2.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Interest Coverage Ratio: The Company defines Interest Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, RE3 income tax, divided by total interest.

Management considers interest coverage ratio a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise interest coverage ratio is provided on Attachment 4(C) of the Company’s quarterly supplemental disclosure.

Joint Venture Reconciliation at UDR’s Weighted Average Pro-Rata Ownership Interest

In thousands	4Q 2013	YTD 2013
Income/(loss) from unconsolidated entities	$5,666	$(415)
Management fee	980	3,647
Interest expense	7,359	27,056
Depreciation	9,491	34,953
General and administrative	273	495
Other income/expense	328	781
NOI from sold and newly consolidated properties	(621)	(2,400)
Gain on sale	(8,331)	(8,331)

Total Joint Venture NOI at UDR’s Pro-Rata Ownership Interest	$15,145	$55,786

JV Return on Equity (“ROE”): The Company defines JV ROE as the pro rata share of property NOI plus property and asset management fee revenue less interest expense, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

JV Return on Invested Capital (“ROIC”): The Company defines JV ROIC as the pro rata share of property NOI plus property and asset management fee revenue divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Net Debt to EBITDA: The Company defines net debt to EBITDA as total debt net of cash and cash equivalents divided by EBITDA. EBITDA is defined as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, and RE3 income tax.

Management considers net debt to EBITDA a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income and EBITDA is provided on Attachment 4(C) of the Company’s quarterly supplemental disclosure.

Net Operating Income (“NOI”): The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.75% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income attributable to UDR, Inc. to NOI is provided below.

In thousands	4Q 2013	3Q 2013	2Q 2013	1Q 2013	4Q 2012	YTD 2013	YTD 2012
Net income/(loss) attributable to UDR, Inc.	$36,700	$3,188	$5,192	$(268)	$(12,300)	$44,812	$212,177
Property management	5,233	5,168	5,123	5,004	4,954	20,528	19,378
Other operating expenses	1,925	1,776	1,799	1,636	1,457	7,136	5,718
Real estate depreciation and amortization	88,301	83,738	84,595	82,898	82,917	339,532	341,926
Interest expense	33,360	30,939	30,803	30,981	30,660	126,083	138,792
Hurricane-related (recoveries)/charges, net	—	(6,460)	(2,772)	(3,021)	8,495	(12,253)	8,495
General and administrative	11,532	11,364	9,866	9,476	10,653	42,238	43,792
Tax provision/(benefit), net (includes valuation adjustment)	15	(2,658)	(2,683)	(1,973)	(1,628)	(7,299)	(30,282)
Income/(loss) from unconsolidated entities	(5,666)	3,794	(515)	2,802	2,757	415	8,579
Interest and other income, net	(1,328)	(829)	(1,446)	(1,016)	(1,089)	(4,619)	(3,524)
Joint venture management and other fees	(3,095)	(3,207)	(3,217)	(2,923)	(2,885)	(12,442)	(11,911)
Other depreciation and amortization	3,281	1,176	1,138	1,146	1,092	6,741	4,105
Income from discontinued operations, net of tax	(41,376)	(884)	(829)	(853)	(1,017)	(43,942)	(266,608)
Net income/(loss) attributable to noncontrolling interests	1,302	47	162	(41)	(655)	1,470	8,126

Total consolidated NOI	$130,184	$127,152	$127,216	$123,848	$123,411	$508,400	$478,763

Attachment 16(C)

UDR, Inc.

Definitions and Reconciliations

December 31, 2013

(Unaudited)

Non-Mature: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in Same-Store Communities.

Non-Residential / Other: The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Physical Occupancy: The Company defines physical occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store (“SS”) Communities: The Company defines QTD SS Communities as those communities stabilized for five consecutive quarters. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the prior year, there is no plan to conduct substantial redevelopment activities, and the community is not held for disposition within the current year.

RE3: RE3 is the Company’s taxable REIT subsidiary (“TRS”) that focuses on development, land entitlement and short-term hold investments. TRS gains on sales, net of taxes, is defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

Recurring Capital Expenditures: The Company defines recurring capital expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where greater than 10% of the available apartment homes are off-line for major renovation and those that did not achieve stabilization as of the most recent quarter.

Redevelopment Projected Weighted Average Return on Incremental Capital Invested: The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the Stabilization Period for Redevelopment Yield definition, less the project’s annualized operating NOI prior to commencing the redevelopment, divided by total cost of the project.

Return on Equity (“ROE”): The Company defines ROE as a referenced quarter’s NOI less interest expense, annualized, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

Return on Invested Capital (“ROIC”): The Company defines ROIC as a referenced quarter’s NOI, annualized, divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Revenue Enhancing Capital Expenditures: The Company defines revenue-enhancing capital expenditures as expenditures that result in increased income generation over time.

Management considers revenue enhancing capital expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues.

Sold Communities: The Company defines Sold Communities as those communities that previously met the criteria for discontinued operations and were disposed of prior to the end of the most recent quarter.

Stabilization for Same Store Classification: the Company generally defines stabilization as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that are stabilized but not yet in the Company’s Same-Store portfolio.

Stabilization Period for Development Yield: The Company defines the stabilization period for development property yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

Stabilization Period for Redevelopment Yield: The Company defines the stabilization period for a redevelopment property yield for purposes of computing the Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, following the delivery of the final home of a project.

Stabilized Yield on Developments: Expected stabilized yields on development are calculated as follows, projected stabilized NOI less management fees divided by budgeted construction cost on a project-specific basis. Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on Attachment 16(B), is set forth in the definition of Stabilization Period for Development Yield. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management’s expectations for the Company’s overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated stabilized yield on development as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company’s future performance once stabilized.

Total Revenue per Occupied Home: The Company defines total revenue per occupied home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers total revenue per occupied home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

YTD Same-Store (“SS”) Communities: The Company defines YTD SS Communities as those communities stabilized for nine consecutive quarters. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the prior year, there is no plan to conduct substantial redevelopment activities, and the community is not held for disposition within the current year.

Attachment 16(D)

UDR, Inc.

Definitions and Reconciliations

December 31, 2013

(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company’s management team. The following reconciles from GAAP net income/(loss) per share for full year 2014 and first quarter of 2014 to forecasted FFO, FFO as Adjusted and AFFO per share:

	Full Year 2014
	Low	High
Forecasted earnings per diluted share	$0.04	$0.10
Conversion from GAAP share count	(0.08)	(0.08)
Depreciation	1.51	1.51
Noncontrolling Interests	(0.01)	(0.01)
Preferred Dividends	0.01	0.01

Forecasted FFO per diluted share	$1.47	$1.53

TRS gains from asset sales	(0.01)	(0.01)
Acquisition costs	0.01	0.01

Forecasted FFO as Adjusted per diluted share	$1.47	$1.53

Recurring capital expenditures	(0.17)	(0.17)

Forecasted AFFO per diluted share	$1.30	$1.36

	1Q 2014
	Low	High
Forecasted earnings per diluted share	$(0.02)	$0.00
Conversion from GAAP share count	(0.02)	(0.02)
Depreciation	0.38	0.38
Noncontrolling Interests	(0.00)	(0.00)
Preferred Dividends	0.00	0.00

Forecasted FFO per diluted share	$0.34	$0.36

TRS gains from asset sales	(0.01)	(0.01)
Acquisition costs	—	—

Forecasted FFO as Adjusted per diluted share	$0.33	$0.35

Recurring capital expenditures	(0.03)	(0.03)

Forecasted AFFO per diluted share	$0.30	$0.32